Subsequent Events	12 Months Ended
Dec. 31, 2014
Subsequent Events [Abstract]
Subsequent Events [Text Block]
Note 15 — Subsequent Events

On February 9, 2015, the Company was notified by the Hong Kong Stock Exchange (the "Stock Exchange") that based on the information provided to the Stock Exchange that, due to the declining financial performance of the Company, the unpredictability of the Company's revenues, the overall market conditions and the near term industrial outlook in Macau, and certain related party payments made to Pak Si, the Stock Exchange is unable to proceed further with the Company's listing application and the Company has elected to not continue with the application process at this time. Total expenses incurred for Hong Kong listing, included in Selling, General and Administrative expenses, were approximately $3,037,000, $2,312,000 and $0 for year ended December 31, 2014, 2013 and 2012, respectively.